NUMBER

227

SHARES

EDGEWATER FOODS INTERNATIONAL, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

PAR VALUE $0.001
COMMON STOCK

CUSIP NO. 280311 10 1

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.001 EACH OF

EDGEWATER FOODS INTERNATIONAL, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

CHAIRMAN / C.E.O / PRESIDENT

DATED:

Countersigned and Registered:

SIGNATURE STOCK TRANSFER, INC.
(Plano, Texas) Transfer Agent

By

Authorized Signature

EDGEWATER FOODS INTERNATIONAL, INC. CORPORATE Seal •NEVADA•

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM (TIC)	- as tenants in common	UNIF GIFT MIN (TRANS) ACT ________	Custodian ________
TEN ENT	- as tenants by the entireties	(UGMA) (UTMA)	(Cust) (Minor)
JT TEN (J/T)	- as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts (Transfer) to Minors Act ________ (State)

Additional abbreviations may also be used though not in the above list

For Value Received ______________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ______________________

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____

______________________ *Shares*

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and

appoint ______________________ *Attorney*

to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________________

X______________________

____

SIGNATURE GUARANTEE

(BY BANK, BROKER, CORPORATE OFFICER)

NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.